                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):     November 26, 1999
                                                            -----------------



                       Toyota Auto Lease Trust 1997-A
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           (Exact name of registrant as specified in its charter)



    California                   333-26717                     33-0755530
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)



     c/o Toyota Motor Credit Corporation
         19001 South Western Avenue
            Torrance, California                                 90509
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:         (310) 787-1310
                                                          -------------------


                          Exhibit Index is on Page 2

Item 5.  Other Events
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On November 26, 1999, interest collected during the preceding calendar month as provided for in the 1997-A Securitization Trust Agreement dated as of September 1, 1997 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1997-A SUBI Servicing Supplement to the Amended and Restated Trust and Servicing Agreement, dated September 1, 1997, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1997-A (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of October 1999 is filed as Exhibit 20 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibit Number    Description
            --------------    -----------

                 20           Servicer's Certificate for the month of
                              October, 1999.

                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TOYOTA AUTO LEASE TRUST 1997-A

                             BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER

Date:  November 30, 1999         By:          /s/ GEORGE E. BORST
       -----------------              -----------------------------------
                                               George E. Borst
                                           Senior Vice President
                                            and General Manager


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